DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Q4 2020 – Earnings Conference Call Supplemental Material February 24, 2021 – based on financial results as of December 31, 2020 Exhibit 99.3

DELIVERING GOODS for THE GOOD of ALL /// Forward Looking Statements 2 Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future, including the potential financial and operational impacts of the COVID-19 pandemic. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K.

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q4-20/FY20 Conference Call 3 Repositioned strategy to accelerate performance Solid execution of cost optimization Strong and resilient cash flow generation Enhanced framework for capital allocation

DELIVERING GOODS for THE GOOD of ALL /// Q4-20 Financial Results Summary – Year over Year 4 Q4-20 Revenue $416M Q4-20 Cash Flow, Continuing Ops $195M Q4-20 EPS, Adjusted* $0.04 Q4-20 Free Cash Flow* $64M * See appendix for reconciliation of non-GAAP measures -51% -89% -15% -51%

DELIVERING GOODS for THE GOOD of ALL /// FY20 Financial Results Summary – Year over Year 5 FY20 Revenue $2.0B FY20 Cash Flow, Continuing Ops $652M FY20 EPS, Adjusted* $0.37 FY20 Free Cash Flow* $113M * See appendix for reconciliation of non-GAAP measures -33% +64% -22%-71%

DELIVERING GOODS for THE GOOD of ALL /// Rail Market Update and Commercial Overview 6 Rail Traffic is Continuing to Improve (1) Railcars are Coming out of Storage (2) Fleet Utilization is Holding while Rates Improve Rail Products Orders and Backlog Remain Weak F le e t U ti li za ti o n F L R D Fleet Utilization FLRD (3) Q4- 19 Q1- 20 Q2- 20 Q3- 20 Q4- 20 80% 85% 90% 95% 100% (25)% (20)% (15)% (10)% (5)% —% Orders Deliveries Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 See appendix for footnotes 2020 2021 Five-Year Average 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 550,000 600,000 650,000 700,000 750,000 Storage Rate Five-Year Average Jan-20 Apr-20 Jul-20 Oct-20 Jan-21 15% 20% 25% 30% 35%

DELIVERING GOODS for THE GOOD of ALL /// Trinity Business Segment Performance Trends 7 Rail Products Segment Revenue Drivers ◦ Production declines through the year resulting in 47% lower railcar deliveries in 2020 ◦ Revenue decline also impacted by pricing pressures, changes in product mix, and lower maintenance revenue resulting from fewer modifications Rail Products Margin Performance Drivers ◦ Lower pricing and unabsorbed burden from fewer deliveries impacted margin through the year ◦ Start up costs for new Midwest maintenance facility also impacted margin in Q4 2020 Leasing Operations Revenue and Operating Profit Margin (1) Rail Products Segment Revenue and Operating Profit Margin Leasing Segment Revenue Drivers ◦ Stable utilization through the year around 95% ◦ New fleet additions helped to offset lower lease rates on renewals and assignments ◦ Improving FLRD is less of a headwind in 2021 Leasing Margin Performance Drivers ◦ Lower depreciation expense related to accounting policy change to more closely align with economic ownership ◦ Strong management of maintenance expense See appendix for footnotes (i n m il li o n s) Leasing Operations Revenue OP Margin Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 $— $50 $100 $150 $200 —% 20% 40% 60% (i n m il li o n s) Rail Products Revenue Maintenance Services Revenue OP Margin Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 $— $200 $400 $600 $800 $1,000 —% 2% 4% 6% 8% 10% 12%

DELIVERING GOODS for THE GOOD of ALL /// Executing on Strategic Initiatives to Improve Pre-Tax ROE 8 Net Debt increase of $135M LTV(1) increase to 58.5% Balance Sheet Optimization Official launch of TrinsightTM digital service platform in February 2021 New Products & Services Initiatives Enhance value of outsourced fabrication activities Scale newly acquired rail cleaning technology into maintenance facilities Manufacturing Cost Improvement $35M Annualized cost savings in 2020 SE&A Cost Reduction Modest investment in rail fleet modifications Lease portfolio sales Lease Fleet Optimization *See appendix for footnotes and reconciliation of non-GAAP measures Lower Cost of Capital | Reduce Cyclicality | Improve Rail Supply Chain 2020* LT Goal 9.6% 3.4% Mid-Teen Pre-Tax ROE Goal

DELIVERING GOODS for THE GOOD of ALL /// Strong Performance Trends and Key Highlights 9 Q4 2020 Financial Summary: Income Statement: • Total revenues of $416M reflect lower railcar deliveries and softer pricing • Earnings (loss) from continuing operations of $(1.13) ◦ Adjusted EPS of $0.04 excludes pension plan settlement, asset write-downs, restructuring activities, and additional income tax benefit • LTM earnings variability reflects fluctuations in portfolio sales, maintenance expense, and legal and other administrative costs incurred Cash Flow: • YTD cash flow from continuing operations of $652M • YTD investment of $602M in net leasing capex • YTD investment of $102M in other capex • YTD free cash flow after dividends and investments of $113M* • YTD shareholder returns of $285M ◦ Total dividends of $92M paid in 2020 ◦ Total share repurchases of $193M in 2020 Management Focus on Maximizing Cash Flow Generation External Revenue Reflects Challenging Market Dynamics * See appendix for footnotes and reconciliation of non-GAAP measures (i n m il li o n s) Leasing Rail Products All Other Adj EPS, Cont Ops (Diluted) * Q4- 19 Q1- 20 Q2- 20 Q3- 20 Q4- 20 $— $150 $300 $450 $600 $750 $900 $— $0.15 $0.30 $0.45 (i n m il li o n s) Cash Flow from Cont Ops Free Cash Flow * Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 $— $50 $100 $150 $200 $250

Strategically Positioned for Market Uncertainty and Opportunistic Deployment

LIQUIDITY

Cash & Equivalents
$132M

Revolver Availability
$365M

Warehouse Availability
$231M

Solid Liquidity of $727M[1]

DEBT STRUCTURE

Recourse Debt
$448M @ ~4%[1]

Non-recourse Debt
$4.6B @ ~4%[1]

- Low-cost funds
- Flexible term structures
- No maturities until 2022

Completed over $500M in financings in Q4-20

Attractive Debt Structures

CAPITAL LEVERS

Unencumbered Railcars
$1.4B

- Pledge to warehouse
- Additional assets can be sold or financed
- LTV of 58.5% for the wholly-owned lease portfolio as of Q4-20[2]

Conservative Capitalization

TRINITY INDUSTRIES

See appendix for footnotes

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DELIVERING GOODS for THE GOOD of ALL /// Enterprise Financial KPI’s for Long-Term Performance 11 Operating and Free Cash Flow Growth Mid-teen Pre-tax Return on Equity Double- digit Dividend Growth Book Value per Share Growth

DELIVERING GOODS for THE GOOD of ALL /// Recap of Key Messages from Earnings Call 12 Repositioned strategy to accelerate performance Solid execution of cost optimization Strong and resilient cash flow generation Enhanced framework for capital allocation

DELIVERING GOODS for THE GOOD of ALL /// Trinity Q4-20 Earnings Conference Call 13 Q&A

Reconciliation: Adjusted Operating Results

	Three Months Ended December 31, 2020 (in millions, except per share amounts)					
	GAAP	Impairment of long-lived assets – Controlling Interest (1)	Pension plan settlement (1)	Restructuring activities (1)	Income tax effect of CARES Act	Adjusted
Operating profit (loss)	$ 36.9	$ 27.0	$ —	$ 0.5	$ —	$ 64.4
Income (loss) from continuing operations before income taxes	$ (169.0)	$ 27.0	$ 151.5	$ 0.5	$ —	$ 10.0
Provision (benefit) for income taxes	$ (42.3)	$ 6.2	$ 34.9	$ 0.1	$ 5.8	$ 4.7
Income (loss) from continuing operations	$ (126.7)	$ 20.8	$ 116.6	$ 0.4	$ (5.8)	$ 5.3
Net income (loss) attributable to Trinity Industries, Inc.	$ (127.2)	$ 20.8	$ 116.6	$ 0.4	$ (5.8)	$ 4.8
Diluted weighted average shares outstanding (2)	112.2					113.2
Diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc.	$ (1.13)					$ 0.04

(1) The effective tax rate for impairment of long-lived assets, pension plan settlement, and restructuring activities is before consideration of the CARES Act.
(2) GAAP diluted weighted average shares outstanding excludes 1.0 million for the three months ended December 31, 2020, since the Company was in a net loss position for the period. When adjusting for the items above, these shares become dilutive.

We have supplemented the presentation of our reported GAAP operating profit (loss), income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) attributable to Trinity Industries, Inc., diluted weighted average shares outstanding and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of restructuring activities, impairment of long-lived assets, pension plan settlement, the income tax effects of the CARES Act, and certain other non-recurring transactions or events (as applicable).These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain non-recurring items. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
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Reconciliation: Adjusted Operating Results

	Year Ended December 31, 2020 (in millions, except per share amounts)							
	GAAP	Impairment of long-lived assets – Controlling Interest (1)(2)	Impairment of long-lived assets – Noncontrolling Interest (3)	Pension plan settlement (1)	Restructuring activities (1)	Early redemption of debt (1)	Income tax effect of CARES Act	Adjusted
Operating profit (loss)	$ (124.5)	$ 315.1	$ 81.3	$ —	$ 11.0	$ —	$ —	$ 282.9
Income (loss) from continuing operations before income taxes	$ (494.5)	$ 315.1	$ 81.3	$ 151.5	$ 11.0	$ 5.0	$ —	$ 69.4
Provision (benefit) for income taxes	$ (268.4)	$ 73.0	$ —	$ 34.9	$ 2.6	$ 1.2	$ 180.4	$ 23.7
Income (loss) from continuing operations	$ (226.1)	$ 242.1	$ 81.3	$ 116.6	$ 8.4	$ 3.8	$ (180.4)	$ 45.7
Net income (loss) attributable to Trinity Industries, Inc.	$ (147.3)	$ 242.1	$ —	$ 116.6	$ 8.4	$ 3.8	$ (180.4)	$ 43.2
Diluted weighted average shares outstanding (4)	115.9							117.2
Diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc.	$ (1.27)							$ 0.37

(1) The effective tax rate for impairment of long-lived assets, pension plan settlement, restructuring activities, and the early redemption of debt is before consideration of the CARES Act.
(2) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020.
(3) Represents the portion of the non-cash impairment of long-lived asset charge attributable to the noncontrolling interest, for which Trinity does not provide income taxes.
(4) GAAP diluted weighted average shares outstanding excludes 1.3 million shares for the year ended December 31, 2020, since the Company was in a net loss position for the period. When adjusting for the items above, these shares become dilutive.

We have supplemented the presentation of our reported GAAP operating profit (loss), income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) attributable to Trinity Industries, Inc., diluted weighted average shares outstanding and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of restructuring activities, impairment of long-lived assets, pension plan settlement, early redemption of debt, the income tax effects of the CARES Act, and certain other non-recurring transactions or events (as applicable).These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain non-recurring items. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
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Reconciliation: *Walking FCF Beyond Lease Investment*

Disciplined Balance Sheet Management Yields Strong Excess Cash Flows

	Q4-19	Q1-20	Q2-20	Q3-20	Q4-20
			(in millions)		
Net cash provided by operating activities - continuing operations	$ 230.4	$ 173.8	$ 154.0	$ 129.0	$ 195.0
Add:					
Proceeds from railcar lease fleet sales owned more than one year at the time of sale	30.7	68.5	63.7	6.5	—
Adjusted Net Cash Provided by Operating Activities	261.1	242.3	217.7	135.5	195.0
Less:					
Capital expenditures – manufacturing and other	(33.7)	(14.0)	(27.5)	(29.2)	(31.6)
Dividends paid to common shareholders	(21.3)	(22.7)	(23.7)	(21.4)	(23.9)
Free Cash Flow (before Capital expenditures – leasing)	206.1	205.6	166.5	84.9	139.5
Less: Equity CapEx for new leased railcars (*from table below*)	(73.6)	(148.2)	(177.2)	(83.1)	(75.2)
Total Free Cash Flow After Investments and Dividends	**$ 132.5**	**$ 57.4**	**$ (10.7)**	**$ 1.8**	**$ 64.3**

	Q4-19	Q1-20	Q2-20	Q3-20	Q4-20
Capital expenditures – leasing, net of sold lease fleet railcars owned one year or less	$ 267.9	$ 129.2	$ 130.3	$ 189.3	$ 153.4
Less:					
Payments to retire debt	(363.3)	(471.4)	(146.9)	(177.2)	(647.4)
Proceeds from issuance of debt	557.6	452.4	100.0	283.4	725.6
Net proceeds (repayments) of debt	194.3	(19.0)	(46.9)	106.2	78.2
Equity CapEx for new leased railcars	$ 73.6	$ 148.2	$ 177.2	$ 83.1	$ 75.2

Total Free Cash Flow After Investments and Dividends ("Free Cash Flow") is a non-GAAP financial measure and is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from sales of leased railcars owned more than one year at the time of sale, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for new leased railcars. Equity CapEx for new leased railcars is defined as leasing capital expenditures, net of sold lease fleet railcars owned one year or less, adjusted to exclude net proceeds (repayments) of debt.

We believe Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Free Cash Flow is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
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DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Total Company Pre-Tax ROE 17 (1) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020. (2) Return on Equity is calculated as income from continuing operations divided by average total stockholders' equity. (3) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined and reconciled above. Pre-Tax Return on Equity (“Pre-Tax ROE”) is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre-Tax ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of the provision or benefit for income taxes, net income or loss attributable to noncontrolling interest, and certain other adjustments, which include restructuring activities, the controlling interest portion of impairment of long-lived assets, early redemption of debt, and pension plan settlement; and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income from continuing operations and total stockholders’ equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time. Pre-Tax ROE is used in consideration of the Company’s expected tax position in the near-term. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. December 31, 2020 December 31, 2019 December 31, 2018 ($ in millions) Numerator: Income (loss) from continuing operations $ (226.1) $ 139.2 Provision (benefit) for income taxes (268.4) 61.5 Income (loss) from continuing operations before income taxes (494.5) 200.7 Net loss attributable to noncontrolling interest 78.9 1.5 Adjustments: Restructuring activities, net 11.0 14.7 Impairment of long-lived assets – controlling interest (1) 315.1 — Early redemption of debt 5.0 — Pension plan settlement 151.5 — Adjusted Profit Before Tax $ 67.0 $ 216.9 Denominator: Total stockholders' equity $ 2,016.0 $ 2,378.9 $ 2,562.0 Noncontrolling interest (277.2) (348.8) (351.2) Accumulated other comprehensive loss 30.9 153.1 116.8 Adjusted Stockholders' Equity $ 1,769.7 $ 2,183.2 $ 2,327.6 Average total stockholders' equity $ 2,197.5 $ 2,470.5 Return on Equity (2) (10.3) % 5.6 % Average Adjusted Stockholders' Equity $ 1,976.5 $ 2,255.4 Pre-Tax Return on Equity (3) 3.4% 9.6%

DELIVERING GOODS for THE GOOD of ALL /// Footnotes and Reconciliations 18 Slide 6 - Rail Market Update and Commercial Overview (1) American Association of Railroads (AAR) Weekly Railcar Loadings (2) AAR Rail Time Indicators – February 1, 2021 (3) Future Lease Rate Differential (FLRD) calculates the weighted average of the most current quarterly lease rates transacted compared to the weighted average lease rates for railcars expiring over the next twelve months; the revenue headwind/tailwind is calculated by applying the FLRD to the percentage of expiring railcars over that time period, and including a mid-year factor to reflect the 12 month time period the expirations will take effect. Slide 7 - Trinity Business Segment Performance Trends (1) Leasing Operations Profit Margin calculated using only revenues and profit from Leasing Operations including partially-owned subsidiaries and excluding railcar sales. Leasing Operations is specific to revenue and operating profit reported under “Leasing and management” within the Railcar Leasing and Management Services Group. Slide 8 - Executing on Strategic Initiatives to Improve Pre-Tax ROE (1) Includes corporate revolving credit facility as part of the short-term financing structure Slide 9 - Strong Performance Trends and Key Highlights Adjusted EPS includes the following adjustments reported by the Company: ◦ Reported Q4-19 GAAP EPS was $0.18; Adjusted EPS excludes $0.09 per share related to restructuring activities and $0.08 per share related to the effects of a one-time, non-cash, deferred tax impact pertaining to the planned expansion of our Maintenance Services operations. ◦ Reported Q1-20 GAAP EPS was $1.33; Adjusted EPS excludes $0.04 per share related to restructuring activities, $0.03 per share related to the early redemption of high coupon debt, and $1.29 per share related to the effects of tax loss carryback provisions under recent tax legislation. ◦ Reported Q2-20 GAAP EPS was $(1.76); Adjusted EPS excludes $1.86 per share related to the non-cash impairment of long- lived assets, and an additional income tax benefit of $0.10 per common diluted share related to the effects of tax loss carryback provisions under recent tax legislation. ◦ Reported Q3-20 GAAP EPS was $0.21; Adjusted EPS excludes $0.03 per share related to restructuring activities, and $0.07 in additional income tax benefit related to the effects of tax loss carryback provisions under recent tax legislation. ◦ Reported Q4-20 GAAP EPS was $(1.13); Adjusted EPS excludes $1.03 per common diluted share related to the pension plan settlement, $0.18 per common diluted share related to the non-cash impairment of long-lived assets, and an additional income tax benefit of $0.05 per common diluted share related to carryback claims as permitted under recent tax legislation. Slide 10 - Strategically Positioned for Market Uncertainty and Opportunistic Deployment (1) Balances and blended average interest rate as of December 31, 2020 (2) Includes corporate revolving credit facility as part of the short-term financing structure